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                                                                   EXHIBIT 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-41806, 33-42845, 33-42846, 33-48404,
33-61494, 33-64202, 33-64204, 33-95616, 333-11201, 333-11199, 333-36009,
333-36007.



                                              /s/ Arthur Andersen LLP


Boston, Massachusetts
May 14, 1998